THIS LEASE made the 17 day of Feb. 2004 between

LADOKK REALTY CO., LLC, 91 Cabot Court, Hauppauge, New York 11788

hereinafter referred to as LANDLORD, and HAUPPAUGE COMPUTER WORKS, INC., 91

Cabot Court, Hauppauge, New York 11788

hereinafter jointly, severally and collectively referred to as TENANT.

          WITNESSETH, that the Landlord hereby leases to the Tenant, and the Tenant hereby hires and takes from the Landlord situated in the Town of Smithtown, County of Suffolk, State of New York, 100% of premises in the building known as 91 Cabot Court, Hauppauge, New York 11788 to be used and occupied by the Tenant as an office and factory for the manufacture and sale of computer products and related business.

and for no other purpose for a term to commence on February 17, 2004 and to end on February 16, 2009 unless sooner terminated as hereinafter provided, at the ANNUAL RENT of THREE HUNDRED & SIXTY THOUSAND ($360,000) DOLLARS

all payable in equal monthly installments of THIRTY THOUSAND ($30,000) DOLLARS in advance on the first day of each and every calendar month during said term, except the first installment, which shall be paid upon the execution hereof.

     THE TENANT JOINTLY AND SEVERALLY COVENANTS:

     FIRST: That the Tenant will pay the rent as above provided.

     SECOND: That, throughout said term the Tenant will take good care of the demised premises, fixtures and appurtenances, and all alterations, additions and improvements to either; make all repairs in and about the same necessary to preserve them in good order and condition, which repairs shall be, in quality and class, equal to the original work; promptly pay the expense of such repairs; suffer no waste or injury; give prompt notice to the Landlord of any fire that may occur; execute and comply with all laws, rules, orders, ordinances and regulations at any time issued or in force (except those requiring structural alterations), applicable to the demised premises or to the Tenant's occupation thereof, of the Federal, State and local Governments and of each and every department, bureau and official thereof, and of the New York Board of Fire Underwriters; permit at all times during usual business hours, the Landlord and representatives of the Landlord to enter the demised premises for the purpose of inspection and to exhibit them for purposes of sale or rental; suffer the Landlord to make repairs and improvements to all parts of the building, and to comply with all orders and requirements of governmental authority applicable to said building or to any occupation thereof; suffer the Landlord to erect, use, maintain, repair and replace pipes and conduits in the demised premises and to the floors above and below; forever indemnify and save harmless the Landlord for and against any and all liability, penalties, damages, expenses and judgements arising from injury during said term to person or property of any nature, occasioned wholly or in part by any act or acts, omission or omissions of the Tenant, or of the employees, guests, agents, assigns or undertenants of the Tenant and also for any matter or thing growing out of the occupation of the demised premises or of the streets, sidewalks or vaults adjacent thereto; permit, during the six months next prior to the expiration of the term the usual notice "To Let" to be placed and to remain unmolested in a conspicuous place upon the exterior of the demised premises; repair, at or before the end of the term, all injury done by the installation or removal of furniture and property; and at the end of the term, to quit and surrender the demised premises with all alterations, additions and improvements in good order and condition.

     THIRD: That the Tenant will not disfigure or deface any part of the building, or suffer the same to be done, except so far as may be necessary to affix such trade fixtures as are herein consented to by the Landlord; the Tenant will not obstruct, or permit the obstruction of the street or the sidewalk adjacent thereto; will not do anything, or suffer anything to be done upon the demised premises which will increase the rate of fire insurance upon the building or any of its contents, or be liable to cause structural injury to said building; will not permit the accumulation of waste or refuse matter, and will not, without the written consent of the Landlord first obtained in each case, either sell, assign, mortgage or transfer this lease, underlet the demised premises or any part thereof, permit the same or any part thereof to be occupied by anybody other than the Tenant and the Tenant's employees, make any alterations in the demised premises, use the demised premises or any part thereof for any purpose other than the one first above stipulated, or for any purpose deemed extra hazardous on account of fire risk, nor in violation of any law or ordinance. That the Tenant will not obstruct or permit the obstruction of the light, halls, stairway or entrances to the building, and will not erect or inscribe any sign, signals or advertisements unless and until the style and location thereof have been approved by the Landlord; and if any be erected or inscribed without such approval, the Landlord may remove the same.

     IT IS MUTUALLY COVENANTED AND AGREED, THAT

     FOURTH: If the demised premises shall be partially damaged by fire or other cause without the fault or neglect of Tenant, Tenant's servants, employees, agents, visitors or licensees, the damages shall be repaired by and at the expense of Landlord and the rent until such repairs shall be made shall be apportioned according to the part of the demised premises which is usable by Tenant. But if such partial damage is due to the fault or neglect of Tenant, Tenant's servants, employees, agents, visitors or licensees, without prejudice to any other rights and remedies of Landlord and without prejudice to the rights of subrogation of Landlord's insurer, the damages shall be repaired by Landlord but there shall be no apportionment or abatement of rent. No penalty shall accrue for reasonable delay which may arise by reason of adjustment of insurance on the part of Landlord and/or Tenant, and for reasonable delay on account of "labor troubles", or any other cause beyond Landlord's control. If the demised premises are totally damaged or are rendered wholly untenantable by fire or other cause, and if Landlord shall decide not to restore or not to rebuild the same, or if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then or in any of such events Landlord may, within ninety (90) days after such fire or other cause, give Tenant a notice in writing of such decision, which notice shall be given as in Paragraph Twelve hereof provided, and thereupon the term of this lease shall expire by lapse of time upon the third day after such notice is given, and Tenant shall vacate the demised premises and surrender the same to Landlord. If Tenant shall not be in default under this lease then, upon the termination of this lease under the conditions provided for in the sentence immediately preceding, Tenant's liability for rent shall cease as of the day following the casualty. Tenant hereby expressly waives the provisions of Section 227 of the Real Property Law and agrees that the foregoing provisions of this Article shall govern and control in lieu thereof. If the damage or destruction be due to the fault or neglect of Tenant, the debris shall be removed by, and at the expense of, Tenant. In the event that the demised premises is damaged by greater than 50% of the premises and Tenant cannot operate business and Landlord cannot repair damages within 90 days, Tenant may terminate lease.

     FIFTH: If the whole or any part of the premises hereby demised shall be taken or condemned by any competent authority for any public use or purpose then the term hereby granted shall cease from the time when possession of the part so taken shall be required for such public purpose and without apportionment of award, the Tenant hereby assigning to the Landlord all right and claim to any such award, the current rent, however, in such case to be apportioned. If demised premises is taken or condemned more than 25% of premises, Tenant may terminate Lease upon ninety (90) days written notice to Landlord.

     SIXTH: If, before the commencement of the term, the Tenant be adjudicated a bankrupt, or make a general assignment, or take the benefit of any insolvent act, or if a Receiver or Trustee be appointed for the Tenant's property, or if this lease or the estate of the Tenant hereunder be transferred or pass to or devolve upon any other person or corporation, or if the Tenant shall default in the performance of any agreement by the Tenant contained in any other lease to the Tenant by the Landlord or by any corporation of which an officer of the Landlord is a Director, this lease shall thereby, at the option of the Landlord, be terminated and in that case, neither the Tenant nor anybody claiming under the Tenant shall be entitled to go into possession of the demised premises. If after the commencement of the term, any of the events mentioned above in this subdivision shall occur, or if Tenant shall make default in fulfilling any of the covenants of this lease, other than the covenants for the payment of rent or "additional rent" or if the demised premises become vacant or deserted, the Landlord may give to the Tenant ten days' notice of intention to end the term of this lease, and thereupon at the expiration of said ten days' (if said condition which was the basis of said notice shall continue to exist) the term under this lease shall expire as fully and completely as if that day were the date herein definitely fixed for the expiration of the term and the Tenant will then quit and surrender the demised premises to the Landlord, but the Tenant shall remain liable as hereinafter provided.

     If the Tenant shall make default in the payment of the rent reserved hereunder, or any item of "additional rent" herein mentioned, or any part of either or in making any other payment herein provided for, or if the notice last above provided for shall have been given and if the condition which was the basis of said notice shall exist at the expiration of said ten days' period, the Landlord may immediately, or at any time thereafter, re-enter the demised premises and remove all persons and all or any property therefrom, either by summary dispossess proceedings, or by any suitable action or proceeding at law, or by force or otherwise, without being liable to indictment, prosecution or damages thereafter, and re-possess and enjoy said premises together with all additions, alterations and improvements. In any such case or in the event that this lease be "terminated" before the commencement of the term, as above provided, the Landlord may either re-let the demised premises or any part or parts thereof for the Landlord's own account, or may, at the Landlord's option, re-let the demised premises or any part or parts thereof as the agent of the Tenant, and receive the rents therefor, applying the same first to the payment of such expenses as the Landlord may have incurred, and then to the fulfillment of the covenants of the Tenant herein, and the balance, if any, at the expiration of the term first above provided for, shall be paid to the Tenant. Landlord may rent the premises for a term extending beyond the term hereby granted without releasing Tenant from any liability. In the event that the term of this lease shall expire as above in this subdivision "Sixth" provided, or terminate by summary proceedings or otherwise, and if the Landlord shall not re-let the demised premises for the Landlord's own account, then, whether or not the premises be re-let, the Tenant shall remain liable for, and the Tenant hereby agrees to pay to the Landlord, until the time when this lease would have expired but for such termination or expiration, the equivalent of the amount of all of the rent and "additional rent' reserved herein, less the avails of reletting, if any, and the same shall be due and payable by the Tenant to the Landlord on the several rent days above specified, that is, upon each of such rent days the Tenant shall pay to the Landlord the amount of deficiency then existing. The Tenant hereby expressly waives any and all right of redemption in case the Tenant shall be dispossessed by judgement of warrant of any court or judge, and the Tenant waives and will waive all right to trial by jury in any summary proceedings hereafter instituted by the Landlord against the tenant in respect to the demised premises. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning.

     In the event of a breach or threatened breach by the Tenant of any of the covenants or provisions hereof, the Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity, as if re-entry, summary proceedings and other remedies were not herein provided for.

     SEVENTH: If the Tenant shall make default in the performance of any covenant herein contained, the Landlord may immediately, or at any time thereafter, without notice, perform the same for the account of the Tenant. If a notice of mechanic's lien be filed against the demised premises or against premises of which the demised premises are part, for, or purporting to be for, labor or material alleged to have been furnished, or to be furnished to or for the Tenant at the demised premises, and if the Tenant shall fail to take such action as shall cause such lien to be discharged within fifteen days after the filing of such notice, the Landlord may pay the amount of such lien or discharge the same by deposit or by bonding proceedings, and in the event of such deposit or bonding proceedings, the Landlord may require the lienor to prosecute an appropriate action to enforce the lienor's claim. In such case, the Landlord may pay any judgment recovered on such claim. Any amount paid or expense incurred by the Landlord as in this subdivision of this lease provided, and any amount as to which the Tenant shall at any time be in default for or in respect to the use of water, electric current or sprinkler supervisory service, and any expense incurred or sum of money paid by the Landlord by reason of the failure of the Tenant to comply with any provision hereof, or in defending any such action, shall be deemed to be "additional rent" for the demised premises, and shall be due and payable by the Tenant to the Landlord on the first day of the next following month, or, at the option of the Landlord, on the first day of any succeeding month. The receipt by the Landlord of any installment of the regular stipulated rent hereunder or any of said "additional rent" shall not be a waiver of any other "additional rent" than due.

     EIGHTH: The failure of the Landlord to insist, in any one or more instances upon a strict performance of any of the covenants of this lease, or to exercise any option herein contained, shall not be construed as a waiver or a relinquishment for the future of such covenant or option, but the same shall continue and remain in full force and effect. The receipt by the Landlord of rent, with knowledge of the breach of any covenant hereof, shall not be deemed a waiver of such breach and no waiver by the Landlord of any provision hereof shall be deemed to have been made unless expressed in writing and signed by the Landlord. Even though the Landlord shall consent to an assignment hereof no further assignment shall be made without express consent in writing by the Landlord.

     NINTH: If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than the Tenant the Landlord may collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, and no such collection shall be deemed a waiver of the covenant herein against assignment and under-letting, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of the Tenant from the further performance by the Tenant of the covenants herein contained on the part of the Tenant.

     TENTH: This lease shall be subject and subordinate at all times, to the lien of the mortgages now on the demised premises, and to all advances made or hereafter to be made upon the security thereof, and subject and subordinate to the lien of any mortgage or mortgages which at any time may be made a lien upon the premises. The Tenant will execute and deliver such further instrument or instruments subordinating this lease to the lien of any such mortgage or mortgages as shall be desired by any mortgagee or proposed mortgagee. The Tenant hereby appoints the Landlord the attorney-in-fact of the Tenant, irrevocable, to execute and deliver any such instrument or instruments for the Tenant.

     ELEVENTH: All improvements made by the Tenant to or upon the demised premises, except said trade fixtures, shall when made, at once be deemed to be attached to the freehold, and become the property of the Landlord, and at the end or other expiration of the term, shall be surrendered to the Landlord in as good order and condition and they were when installed, reasonable wear and damages by the elements excepted.

     TWELFTH: Any notice or demand which under the terms of this lease or under any statute must or may be given or made by the parties hereto shall be in writing and shall be given or made by mailing the same by certified or registered mail addressed to the respective parties at the addresses set forth in this lease.

     THIRTEENTH: The Landlord shall not be liable for any failure of water supply or electrical current, sprinkler damage, or failure of sprinkler service, nor for injury or damage to person or property caused by the elements or by other tenants or persons in said building, or resulting from steam, gas, electricity, water, rain or snow, which may leak or flow from any part of said buildings, or from the pipes, appliances or plumbing works of the same, or from the street or sub-surface, or from any other place, nor for interference with light or other incorporeal hereditaments by anybody other than the Landlord, or caused by operations by or for a governmental authority in construction of any public or quasi-public work, neither shall the Landlord be liable for any latent defect in the building.

     FOURTEENTH: No diminution or abatement of rent, or other compensation shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various "services", if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

     FIFTEENTH: The Landlord may prescribe and regulate the placing of safes, machinery, quantities of merchandise and other things. The Landlord may also prescribe and regulate which elevator and entrances shall be used by the Tenant's employees, and for the Tenant's shipping. The Landlord may make such other and further rules and regulations as, in the Landlord's judgment, may from time to time be needful for the safety, care or cleanliness of the building, and for the preservation of good order therein. The Tenant and the employees and agents of the Tenant will observe and conform to all such rules and regulations.

     SIXTEENTH: In the event that an excavation shall be made for building or other purposes upon land adjacent to the demised premises or shall be contemplated to be made, the Tenant shall afford to the person or persons causing or to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person or persons shall deem to be necessary to preserve the wall or walls, structure or structures upon the demised premises from injury and to support the same by proper foundations.

     SEVENTEENTH: No vaults or space not within the property line of the building are leased hereunder. Landlord makes no representation as to the location of the property line of the building. Such vaults or space as Tenant may be permitted to use or occupy are to be used or occupied under a revocable license and if such license be revoked by the Landlord as to the use of part or all of the vaults or space Landlord shall not be subject o any liability; Tenant shall not be entitled to any compensation or reduction in rent nor shall this be deemed constructive or actual eviction. Any tax, fee or charge of municipal or other authorities for such vaults or space shall be paid by the Tenant for the period of the Tenant's use or occupancy thereof.

     EIGHTEENTH: That during seven months prior to the expiration of the term hereby granted, applicants shall be admitted at all reasonable hours of the day to view the premises until rented; and the Landlord and the Landlord's agents shall be permitted at any time during the term to visit and examine them at any reasonable hour of the day, and workmen may enter at any time, when authorized by the Landlord or the Landlord's agents, to make or facilitate repairs in any part of the building; and if the said Tenant shall not be personally present to open and permit an entry into said premises, at any time, when for any reason an entry therein shall be necessary or permissible hereunder, the Landlord or the Landlord's agents may forcibly enter the same without rendering the Landlord or such agents liable to any claim or cause of action for damages by reason thereof (if during such entry the Landlord shall accord reasonable care to the Tenant's property) and without in any manner affecting the obligations and covenants of this lease; it is, however, expressly understood that the right and authority hereby reserved, does not impose, nor does the Landlord assume, by reason thereof, any responsibility or liability whatsoever for the care or supervision of said premises, or any of the pipes, fixtures, appliances or appurtenances therein contained or therewith in any manner connected.

     NINETEENTH: The Landlord has made no representations or promises in respect to said building or to the demised premises except those contained herein, and those, if any, contained in some written communication to the Tenant, signed by the Landlord. This instrument may not be changed, modified, discharged or terminated orally.

     TWENTIETH: If the Tenant shall at any time be in default hereunder, and if the Landlord shall institute an action or summary proceeding against the Tenant based upon such default, then the Tenant will reimburse the Landlord for the expense of attorneys' fees and disbursements thereby incurred by the Landlord, so far as the same are reasonable in amount. Also so long as the Tenant shall be a tenant hereunder the amount of such expenses shall be deemed to be "additional rent" hereunder and shall be due from the Tenant to the Landlord on the first day of the month following the incurring of such respective expenses.

     TWENTY-FIRST: Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy, or due to a prior Tenant wrongfully holding over or any other person wrongfully in possession or for any other reason; in such event the rent shall not commence until possession is given or is available, but the term herein shall not be extended.

THE TENANT FURTHER COVENANTS:

     TWENTY-SECOND: If the demised premises or any part thereof consist of a store, or of a first floor, or of any part thereof, the Tenant will keep the sidewalk and curb in front thereof clean at all times and free from snow and ice, and will keep insured in favor of the Landlord, all plate glass therein and furnish the Landlord with policies of insurance covering the store.

     TWENTY-THIRD: See Rider

     TWENTY-FOURTH: Omitted

     TWENTY-FIFTH: Omitted

     TWENTY-SIXTH: Omitted

     TWENTY-SEVENTH: The sum of $50,000 Dollars has been deposited by the Tenant herein with the Landlord herein as security for the faithful performance of all the covenants and conditions of the lease by the said Tenant. If the Tenant faithfully performs all the covenants and conditions on his part to be performed, then the sum deposited shall be returned to said Tenant.

     TWENTY-EIGHTH: This lease is granted and accepted on the especially understood and agreed condition that the Tenant will conduct his business in such a manner, both as regards noise and kindred nuisance, as will in no wise interfere with, annoy, or disturb any other tenants, in the conduct of their several businesses, or the landlord in the management of the building; under penalty of forfeiture of this lease and consequential damages.

     TWENTY-NINTH:   The  Landlord  hereby  recognizes     NO    as  the  broker
who negotiated and consummated this lease with the Tenant herein and, agrees that if, as, and when the Tenant exercises the option, if any, contained herein to renew this lease, or fails to exercise the option, if any, contained therein to cancel this lease, the Landlord will pay to said broker a further commission in accordance with the rules and commission rates of the Real Estate Board in the community. A sale, transfer, or other disposition of the Landlord's interest in said lease shall not operate to defeat the Landlord's obligation to pay the said commission to the said broker. The Tenant herein hereby represents to the Landlord that the said broker is the sole and only broker who negotiated and consummated this lease with the Tenant.

     THIRTIETH: The Tenant agrees that it will not require, permit, suffer, nor allow the cleaning of any window, or windows in the demised premises from the outside (within the meaning of Section 203 of the Labor Law) unless the equipment and safety devices required by law, ordinance, regulation or rule including, without limitation, Section 202 of the New York Labor Law, are provided and used, and unless the rules, or any supplemental rules of the Industrial Board of the State of New York are fully complied with; and the Tenant hereby agrees to indemnify the Landlord, Owner, Agent, Manager and/or Superintendent, as a result of the Tenant's requiring, permitting, suffering, or allowing any window, or windows in the demised premises to be cleaned from the outside in violation of the requirements of the aforesaid laws, ordinances, regulations and/or rules.

     THIRTY-FIRST: The invalidity or unenforceability of any provision of this lease shall in no way affect the validity or enforceability of any other provision hereof.

     THIRTY-SECOND: In order to avoid delay, this lease has been prepared and submitted to the Tenant for signature with the understanding that it shall not bind the Landlord unless and until it is executed and delivered by the Landlord.

     THIRTY-THIRD: The Tenant will keep clean and polished all metal, trim, marble and stonework which are a part of the exterior of the premises, using such materials and methods as the Landlord may direct and if the Tenant shall fail to comply with the provisions of this paragraph the Landlord may cause such work to be done at the expense of the Tenant.

     THIRTY-FOURTH: See Rider

     THIRTY-FIFTH: This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

THE LANDLORD COVENANTS

     FIRST: That if and so long as the Tenant pays the rent and "additional rent" reserved hereby, and performs and observes the covenants and provisions hereof, the Tenant shall quietly enjoy the demised premises, subject, however, to the terms of this lease, and to the mortgages above mentioned, provided however, that this covenant shall be conditioned upon the retention of title to the premises by Landlord.

     SECOND: Omitted

     And it is mutually understood and agreed that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

     IN WITNESS WHEREOF, the Landlord and Tenant have respectively signed these presents the day and year first above written.

                                               /s/ Laura Jean M. Aupperle
                                               -------------------------- (L.S.)
                                                                       Landlord

In presence of:

                                             /s/ Gerald Tucciarone
                                             ---------------------------- (L.S.)
                                                                          Tenant

     Thirty-Sixth: The Tenant shall take good care of the Demised Premises and shall, at the end or other expiration of this term shall deliver up the Demised Premises together with all additions and alterations thereto, except for "trade" alterations in good order or condition, damages by the elements excepted, free and clear of any liens and encumbrances other than those, if any, created by the Landlord. If Tenant removes "trade" alterations, then any damage caused by such removal shall be repaired by Tenant. At the end of the lease term, Landlord may direct Tenant at Tenant's own cost and expense to put premises back in original condition given to Tenant.

     Thirty-Seventh: Through the term of this lease, the Tenant shall promptly pay the total operating costs of the demised premises, directly to the supplier of the service/product.

          For the purposes of this lease, operating costs shall mean the total annual cost and expenses in operating and maintaining the building and land. This shall include but shall not be limited to the following items:

          a) Gardening, landscaping and maintaining the landscaped area;

          b) Repair, painting, decorating, maintaining, resurfacing, restripeing of the parking lot;

          c) Repair, painting, cleaning, replacement and rental of signs and equipment;

          d) Repair, painting, maintenance, monitorization and replacement of all walls, roof, ceilings and plate glass doors and windows.

          e) Repair, maintenance and replacement of lighting including traffic lights, if any and including replacement and repair of fixtures and bulbs;

          f) The premium cost for all liability, property damage, plateglass, sign and fire insurance with such extended coverage and vandalism endorsements as Landlord may, from time to time, deem necessary:

          g) Operating, maintenance of public toilets and sanitary facilities;

          h) Removal or relocation and/or sanding of snow or ice;

          i) Exterminating,   sump  or  cesspool  maintenance  or  improvements
including   sanitary  and  storm  sewer  lines  and  culverts  and  surface  and underground drainage facilities and systems.

          j) Removal of rubbish and garbage and other refuse, including leaves;

          k) Security costs, traffic control and policing;

          l) Fire sprinklers, supervisory service and firelines charge;

          m) Any expenses required to comply with applicable laws, regulations or any work order by a mortgage or any insurer or to remedy any notice of violation or notice of default from a mortgage.

Thirty-Eighth: Tenant shall pay any and all taxes incurred or assessed on both the land and the building as they become due directly to the taxing authority. The term "taxes" shall include all city, county school, town and village taxes and any and all other real estate taxes, assessments and other governmental levies and charges including water and sewer rent, of every kind and nature whatsoever, and each and every installment thereof which shall or may, during the term of this Lease, be levied, assessed, imposed, become due or payable, or liens upon or arising in connection with the use, occupancy or possession of or growing due or payable out of, or for, any land, building or other improvements therein. If, at any time during the term of this lease, under the laws of the State or any political subdivision thereof in which the demised premises are situated, a tax or excise on rents, additional rents or other charges or impositions receivable by the Landlord under this Lease is levied or assessed by said State or political subdivision against the Landlord, which is in the nature of a tax on the gross amounts thereof and not an income tax on profits made, the Tenant covenants to pay and discharge such tax or excise on rents or other tax to the Landlord on demand. Tenant shall promptly provide Landlord with copies of tax receipts when received by Tenant.

Thirty Ninth: Prior to the date of occupancy of the premises hereunder by the Tenant, the Tenant shall furnish to the Landlord a public liability policy or certificates thereof, naming the Landlord thereon as an insured party with limits of not less than One Million ($1,000,000.00) Dollars per person; Two Million ($2,000,000.00) Dollars per occurrence and $500,000 for property damage with full coverage for plate glass and extended coverage for vandalism, and malicious mischief in an amount adequate to cover the cost of replacement of all decorations and improvements in the demised premises as well as the cost of replacement of all fixtures, inventory and contents therein. Premiums for such insurance shall be payable by the Tenant. Upon failure of the Tenant to obtain and deliver said liability insurance or a certificate thereof during the entire term hereof, the Landlord may thereupon obtain the same on behalf of the Tenant and the premiums for the same will be due upon the next day the rent is due hereunder as additional rent, and shall be collectible as additional rent by summary proceeding or otherwise plus ten (10%) percent of the yearly premium as Landlord's service charge. Tenant shall also procure at its own cost and expense business interruption insurance and broad form boiler insurance in the minimum amount of $100,000 and fire and extended coverage insurance covering the rental value of the demised premises in an amount equal to at least 150% of the annual minimum rent provided for in this lease. The policies stated herein shall not be cancelled except upon thirty day prior written notice to the Landlord. Upon the effective date of this lease, and thereafter not less than fifteen (15) days prior to the expiration dates of the expiring policies theretofore furnished pursuant to this paragraph, originals or certificates thereof of the policies together with a copy of the paid receipt shall be delivered by the Tenant to the Landlord.

Fortieth: In the event the Landlord commences a summary proceeding for non-payment of rent, or other relief, Tenant agrees that it may interpose any counterclaims, or cause any other action to be consolidated with such summary proceeding. Such counterclaim will not stop Landlord from terminating the tenancy and obtain possession of the premises as if the term of the Lease had matured at expiration first agreed, it would only be for a money judgement. Tenant further agrees that Landlord may obtain such relief in any summary proceeding pending wherein Tenant has sought to interpose a counterclaim or consolidate any other action with such proceeding. Tenant waives right to jury trial.

Forty-First: In the event the Tenant shall fail to pay the rent, or additional rent, when due, and such default shall continue for more than fifteen (15) days, the Tenant shall pay the Landlord a late charge of 0.75% (three quarters of one percent) of the rent and/or additional rent due for each month in which such rent shall be default of payment, whether such default shall continue for a period of less than one (1) month during which the Tenant continues to be in default of payment, to be paid as additional rent. In addition, Tenant shall pay all expenses incurred by Landlord including legal fees in the collection of any overdue rents, charges and impositions.

Forty-Second: Tenant covenants to pay reasonable attorney's fees and disbursements because of the Tenant's proven breach of this Agreement, in any summary proceedings brought by the Landlord, or in the defense of any claim made by the Tenant against the Landlord which is not sustained in any suit or proceeding.

Forty-Third: Upon termination of this Lease, whenever occurring or howsoever caused, Tenant agrees to surrender immediate possession to the Landlord if the Tenant fails to deliver possession as agreed, the Tenant shall be liable for use and occupation of the premises (at the option of Landlord) at the agreed and reasonable value of one and one-quarter (1 1/4) times the present rental per day for each and every day which Tenant remains in possession, and fails to surrender same. This base rental payment shall be the extent of the nonpayment of the rent. But, this provision shall not be deemed a waiver of the Landlord's right to possession, nor shall the acceptance of payment for such use and occupation be deemed a waiver of the Landlord's right to possession.

Forty-Fourth: If any mechanic's lien or liens shall be filed against the premises for work done or materials furnished to the Tenant, the Tenant shall within thirty days thereafter, and at its own cost and expenses cause such lien or liens to be discharged by filing the bond or bonds required for that purpose by law. If the Tenant shall fail to cause such lien to be discharged or to diligently commence a cure within such THIRTY (30) DAY PERIOD, then, in addition to any other right or remedy of the Landlord, the Landlord may, but shall not be obligated to, discharge such lien either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings and in any such event the Landlord shall be entitled, if the Landlord so elects to compel the prosecution of an action for the foreclosure of such mechanic's lien by the lienor and to pay the amount of the judgment for an in favor of the lienor, with interest costs and all other allowances. Any amount paid by the Landlord for any such purposes, with interest thereon at the rate of 10% per annum from the date of payment, shall be repaid by the Tenant to Landlord within ten (10) days of Landlord's demand therefore, and if unpaid may be treated as additional rent as provided for elsewhere in this lease. Nothing in this lease shall be construed in any way as constituting the consent or request of the Landlord, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer, or otherwise, to any contractor, subcontractor, laborer, or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration or repair of or to the leased property or as giving the Tenant the right, power or authority to contract for or permit the rendering of any service or the furnishing of any material that would give rise to the filing of any mechanic's lien against the fee of the lease property.

Forty-Fifth: There are no representations, warranties, terms or obligations other than those expressed in this agreement. No variation of this lease shall be valid unless in writing and signed by the party to be charged. Any holding over by the Tenant after the term of this lease shall in no manner constitute a renewal or extension of this lease agreement.

Forty-Sixth: The Landlord shall not be liable for damage or injury to person or property unless written notice of any defect alleged to have caused such damage or injury shall have been given to the Landlord a sufficient time before such occurrence to have reasonable time to enable the Landlord to correct defect. Nothing herein contained shall impose any additional obligation on the landlord to make repairs.

Forty-Seventh: It is agreed and understood that the Tenant has inspected the premises or caused an inspection thereof to be made on Tenant's behalf and neither Landlord or any person purporting to act for Landlord has made or now makes any representations as to the physical condition or any other matter or thing affecting or relating to the demised premises except as herein specifically set forth. Tenant hereby expressly acknowledges that no representations have been made and Tenant further agrees to take the premises "AS IS" including reasonable wear and tear to the date of delivery of possession. Tenant further agrees that Landlord is not liable or bound in any manner by any verbal or written statements, representations, real estate broker's representations or information pertaining to the above premises unless the same or set forth herein.

Forty-Eighth: Upon reasonable advance notice Landlord or agent of Landlord shall have the right, at all reasonable times, to inspect the premises or to have it's contractors or engineers inspect the premises, for structural evaluations or in anticipation of planned renovations, etc.

Forty-Ninth: Tenant specifically acknowledges that Tenant has read and fully understands all of the provisions of both the printed portions of this Lease and this Rider. Tenant further acknowledges that Tenant has had the opportunity to have this Lease reviewed by an attorney, and in fact has engaged the services of any attorney with respect to this Lease.

Fiftieth: Landlord, its partners and principals, disclosed or undisclosed, shall have no personal liability under this lease. Tenant shall look only to Landlord's estate and property in the land and the building (or the proceeds thereof) for the satisfaction of Tenant's remedies for the collection of a judgment requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of Landlord or its partners or principal, disclosed or undisclosed, shall be subject to lien, levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy, of the demised premises.

Fifty-First: If Tenant is not in default under the terms of this Lease Agreement and Rider and if the property has not been acid, or under contract for sale then the Tenant shall have the option to extend the Lease term for an additional five
(5) years. The rental income for such five year term shall be Three Hundred Ninety-Six Thousand ($396,000) Dollars per year and shall be payable in equal monthly installments of Thirty-Three Thousand ($33,000) Dollars in advance on the first day of each and every calendar month during said term.

Fifty-Second: Tenant will indemnify Landlord and save it harmless from any and all claims, actions, damages, liability, and expense in connection with lose of life, personal injury, and or damage to property arising from or out of any occurrence in, upon or at the demised premises, or the occupancy or use by Tenant of the demised premises or any part thereof, or Tenant's use of the common areas, or occasioned wholly or in part by any act or omission of Tenant, its agents, contracts, employees, servants, lessees or concessionaires, and if in the event of any such claim or action, Landlord shall, without fault on its part, be made a party to any litigation commenced by or against the Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorney's fees that may be incurred or paid by Landlord in connection with such litigation. Tenant shall also pay all costs, expense and reasonable attorney's fees that may be incurred or paid by Landlord in enforcing the covenants and agreements in this lease. In the event Tenant is successful in any proceedings brought pursuant to the provisions hereof. Tenant shall be entitled to costs and expenses, and reasonable attorney's fees.

Fifty-Third: Tenant shall pay for all water, sewer and sewage tax or charge, gas, electricity and fuel and telephone expenses, used in or for the demised premises. The Landlord is under no obligation to furnish heat or hot water to the demised premises or gas, electric or other utilities. Tenant simultaneously with the execution hereof shall promptly make deposits in connection therewith. Tenant shall keep any meters installed by Landlord in good repair. If Tenant fails to maintain any meters, Landlord may install and maintain the same at the Tenant's expense, which shall be deemed additional rent. Tenant shall bear the cost and expense of maintenance and repairs of the air conditioning, heat and hot water systems, plumbing and electrical systems. The Landlord shall not be liable for damages or otherwise for any failure to furnish or interruption of the services of water, gas, electricity or sewage.

Fifty-Fourth: Tenant shall pay rent arrears in the amount of Three Hundred Seven Thousand Ninety-Nine ($307,099.00) Dollars as follows:

          1. Five Thousand ($5,000.00) Dollars per month, as additional rent to be tendered with the monthly rent payment for a period of fifty-nine (59) months; and

          2. Twelve  Thousand  Ninety-Nine  ($12,099.00)  Dollars on month sixty
(60) to be tendered as additional rent with the monthly rental payment.

Fifty-Fifth: If there is a conflict between the terms of the printed Lease form and Rider, the Rider shall prevail.

                                            LADOKK REALTY COMPANY


                                            BY: /s/ Laura Jean M. Aupperle
                                               ---------------------------------
                                               LANDLORD

                                            HAUPPAUGE COMPUTER WORKS, INC.



                                            BY: /s/ Gerald Tucciarone
                                               ---------------------------------
                                               TENANT